Securities and Exchange Commission
Washington, D. C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 13, 2003

Kansas City Life Insurance Company
3520 Broadway
Kansas City, Missouri 64111-2565

Commission File No. 2-40764

IRS Number: 44-0308260

Telephone Number :(816) 753-7000

Item 7 – Financial Statements, Pro Forma Financial Information and Exhibits.

        After further analysis of the financial position of GuideOne Life Insurance Company, Kansas City Life Insurance Company has determined that under Regulation S-X, Section 210.3.05 Kansas City Life Insurance Company is not required to file financial statements of GuideOne Life Insurance Company as none of the conditions exceed the 20 percent significance threshold.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     KANSAS CITY LIFE INSURANCE COMPANY
                                                                   (Registrant)

                                                     By:/s/William A. Schalekamp
                                                           William A. Schalekamp
                                                           Senior Vice President,
                                                           General Counsel & Secretary
November 13, 2003
    (Date)